                                                                  EXECUTION COPY


--------------------------------------------------------------------------------


                        LIMITED PARTNERSHIP INTEREST AND
                            STOCK PURCHASE AGREEMENT


                                    between


                                 ABGENIX, INC.


                                      and


                                JT AMERICA INC.


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                               Page
                                                                               ----
ARTICLE 1 PURCHASE OF THE SECURITIES.............................................2

         SECTION 1.1.  PURCHASE OF THE SECURITIES................................2
         SECTION 1.2.  PURCHASE PRICE............................................2
         SECTION 1.3.  CLOSING...................................................2
         SECTION 1.4.  REGISTRATION OF SALE......................................2
         SECTION 1.5.  ASSIGNMENT OF RIGHTS AND ASSUMPTION OF OBLIGATIONS........3

ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF SELLER...............................3

         SECTION 2.1.  CORPORATE ORGANIZATION AND AUTHORITY......................3
         SECTION 2.2.  VALIDITY AND EXECUTION OF AGREEMENT.......................3
         SECTION 2.3.  OWNERSHIP OF SECURITIES...................................3
         SECTION 2.4.  NO CONFLICT...............................................4
         SECTION 2.5.  CONSENTS AND APPROVALS....................................4
         SECTION 2.6.  COMPLIANCE WITH LAW.......................................4
         SECTION 2.7.  TAX MATTERS...............................................4
         SECTION 2.8.  LITIGATION................................................5
         SECTION 2.9.  BROKER'S AND FINDER'S FEES................................5
         SECTION 2.10. NO OBLIGATIONS............................................5

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF BUYER................................5

         SECTION 3.1.  CORPORATE ORGANIZATION AND AUTHORITY......................5
         SECTION 3.2.  VALIDITY AND EXECUTION OF AGREEMENT.......................6
         SECTION 3.3.  NO CONFLICT...............................................6
         SECTION 3.4.  CONSENTS AND APPROVALS....................................6
         SECTION 3.5.  TAX MATTERS...............................................6
         SECTION 3.6.  BROKER'S OR FINDER'S FEES.................................6

ARTICLE 4 ADDITIONAL AGREEMENTS..................................................7

         SECTION 4.1.  EXPENSES..................................................7
         SECTION 4.2.  ADDITIONAL AGREEMENTS; FURTHER ACTIONS....................6
         SECTION 4.3.  CONFIDENTIALITY; PUBLIC DISCLOSURE........................7
         SECTION 4.4.  AMENDMENTS TO AGREEMENTS..................................7

ARTICLE 5 CONDITIONS TO CLOSING..................................................8

         SECTION 5.1.  CONDITIONS TO OBLIGATIONS OF BUYER........................8
         SECTION 5.2.  CONDITIONS TO OBLIGATIONS OF SELLER.......................8

ARTICLE 6 TERMINATION AND REMEDIES...............................................9

         SECTION 6.1.  TERMINATION...............................................9

                                     -i-


         SECTION 6.2.  EFFECT OF TERMINATION.....................................9

ARTICLE 7 SURVIVAL AND INDEMNIFICATION...........................................9

         SECTION 7.1.  SURVIVAL OF REPRESENTATIONS...............................9
         SECTION 7.2.  INDEMNIFICATION BY SELLER................................10
         SECTION 7.3.  INDEMNIFICATION BY BUYER.................................10
         SECTION 7.4.  CLAIMS...................................................10

ARTICLE 8 MISCELLANEOUS PROVISIONS..............................................11

         SECTION 8.1.  NOTICES..................................................11
         SECTION 8.2.  SUCCESSORS AND ASSIGNS...................................12
         SECTION 8.3.  TITLES AND HEADINGS......................................12
         SECTION 8.4.  SEVERABILITY.............................................13
         SECTION 8.5.  ENTIRE AGREEMENT.........................................12
         SECTION 8.6.  WAIVERS AND AMENDMENTS..................................132
         SECTION 8.7.  GOVERNING LAW............................................13
         SECTION 8.8.  DISPUTES.................................................13
         SECTION 8.9.  EXECUTION IN COUNTERPARTS; BINDING EFFECT................14


                                                                  EXECUTION COPY

            LIMITED PARTNERSHIP INTEREST AND STOCK PURCHASE AGREEMENT


         This LIMITED PARTNERSHIP INTEREST AND STOCK PURCHASE AGREEMENT is made and entered into this 20th day of December, 1999 by and between ABGENIX, INC., a Delaware corporation ("BUYER"), and JT AMERICA INC., a New York corporation ("SELLER").

                              W I T N E S S E T H:

         WHEREAS, Xenotech, L.P., a California limited partnership (the "PARTNERSHIP"), was organized on June 12, 1991 pursuant to a Limited Partnership Agreement (as amended through the date hereof, the "LP AGREEMENT") among Xenotech, Inc., a Delaware corporation (the "GENERAL PARTNER"), Cell Genesys, Inc., ("CGI") the predecessor company of Buyer, and JT Immunotech USA, Inc. ("JTI"), the predecessor company of Seller and an indirect subsidiary of Japan Tobacco Inc., to develop genetically modified strains of mice which can produce fully human monoclonal antibodies, and to commercialize products generated therefrom;

         WHEREAS, Seller currently holds a limited partnership interest in the Partnership comprising forty-nine and one-half percent (49.5%) of the aggregate Percentage Interests (as defined in the LP Agreement) in the Partnership, Buyer currently holds a limited partnership interest in the Partnership comprising forty-nine and one-half percent (49.5%) of the aggregate Percentage Interests in the Partnership, and the General Partner holds a general partnership interest in the Partnership comprising one percent (1.0%) of the aggregate Percentage Interests in the Partnership;

         WHEREAS, Seller currently owns 500 shares of Series B Common Stock, par value $1.00 per share (the "SERIES B COMMON STOCK" and, together with the Series A Common Stock referred to below, the "GP COMMON STOCK"), of the General Partner, representing fifty percent (50.0%) of the issued and outstanding shares of GP Common Stock, and Buyer currently owns 500 shares of Series A Common Stock, par value $1.00 per share (the "SERIES A COMMON STOCK"), of the General Partner, representing fifty percent (50.0%) of the issued and outstanding shares of GP Common Stock; and

         WHEREAS, Buyer desires to acquire from Seller, and Seller desires to sell to Buyer, all of Seller's limited partnership interest in the Partnership (the "PARTNERSHIP INTEREST") and all of the shares of Series B Common Stock held by Seller (the "SHARES" and, together with the Partnership Interest, the "SECURITIES"), upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual terms, conditions and other agreements set forth herein, intending to be legally bound, the parties hereby agree as follows:

                                       1.

                                    ARTICLE 1

                           PURCHASE OF THE SECURITIES

         SECTION 1.1. PURCHASE OF THE SECURITIES; PARTNERSHIP INTEREST.
On the terms and subject to the conditions set forth in this Agreement, at the Closing, Seller agrees to sell, transfer, assign, convey and deliver to Buyer, and Buyer agrees to purchase, acquire and accept from Seller, the Partnership Interest (including, but not limited to, the proportionate amount of the Capital Account (as defined in the LP Agreement) of the Seller) free and clear of all security interests, pledges, mortgages, liens, charges, adverse claims or restrictions of any kind, including, but not limited to, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership ("ENCUMBRANCES").

                  (b) SHARES. On the terms and subject to the conditions set forth in this Agreement, at the Closing, Seller agrees to sell, transfer, assign, convey and deliver to Buyer, and Buyer agrees to purchase, acquire and accept from Seller, the Shares free and clear of all Encumbrances.

         SECTION 1.2. PURCHASE PRICE. The aggregate consideration for the purchase of the Shares shall be four hundred sixty thousand dollars (US$ 460,000) (the "SHARE PURCHASE PRICE"). The aggregate consideration for the purchase of the Partnership Interest shall be forty-six million five hundred forty thousand dollars (US$ 46,540,000) (the "PARTNERSHIP INTEREST PURCHASE PRICE" and, together with the Share Purchase Price, the "PURCHASE PRICE"), the Buyer will pay the Purchase Price to Seller at the Closing by bank wire transfer in immediately available funds to one or more accounts, as designated in writing by Seller to Buyer on the Closing Date.

         SECTION 1.3. CLOSING. The consummation of the purchase and sale of the Securities (the "CLOSING") shall be held at 10:00 a.m. local time at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304, as soon as practicable, but not later than the second business day, after the satisfaction or waiver of the conditions set forth in Article 5 hereof, or at such other time, date and place as shall be mutually agreed upon by the parties (such date and time being referred to herein as the "CLOSING DATE"). Each party hereto agrees to use all commercially reasonable efforts to promptly satisfy the conditions precedent specified in Article 5 to its obligation to consummate the Closing in order to expedite the Closing.

         SECTION 1.4.  REGISTRATION OF SALE. At the Closing:

                  (a) Seller and Buyer shall cause the Partnership to register the sale of the Partnership Interest and the proportionate amount of Seller's Capital Account to Buyer on the books of the Partnership; and

                  (b) Seller shall deliver or cause to be delivered to Buyer stock certificates evidencing the Shares duly endorsed in blank, or accompanied by stock powers duly executed in blank, in form satisfactory to Buyer and with all required stock transfer tax stamps affixed.

                                      2.

         SECTION 1.5. ASSIGNMENT OF RIGHTS AND ASSUMPTION OF OBLIGATIONS. Seller hereby assigns to Buyer all of the Seller's rights under (i) the LP Agreement and (ii) the Joint Venture Agreement (as amended through the date hereof, the "JV AGREEMENT") between CGI, the predecessor company of Buyer, and JTI, the predecessor company of Seller, and subject to the terms and conditions thereof, in each case as such agreements are amended hereby, effective as of the Closing.

                  (a) If the assignment of any contract or other instrument to be assigned to Buyer hereunder requires the consent of any party thereto then Seller shall furnish copies of each such consent to Buyer. Buyer shall use its reasonable best efforts to assist and cooperate with Seller in obtaining any and all such consents. Buyer shall also notify Seller as soon as reasonably practicable after it becomes aware that any such consent is required.

                  (b) Buyer hereby assumes, and agrees to be bound by, all of the obligations of Seller under the LP Agreement and the JV Agreement, whether arising prior to or after the Closing.

                                    ARTICLE 2

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller hereby represents and warrants as of the date hereof and as of the Closing Date to Buyer as follows:

         SECTION 2.1. CORPORATE ORGANIZATION AND AUTHORITY. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all necessary corporate power and corporate authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

         SECTION 2.2. VALIDITY AND EXECUTION OF AGREEMENT. The Board of Directors and, if required, the shareholders, of Seller have taken all action required by law, its articles of incorporation and by-laws or otherwise to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and is a legal, valid and binding agreement of Seller enforceable against Seller in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting the enforcement of creditors' rights.

         SECTION 2.3. OWNERSHIP OF SECURITIES; PARTNERSHIP INTEREST. Seller owns the Partnership Interest directly, free and clear of all Encumbrances and upon consummation of the purchase and sale of the Partnership Interest, Buyer will have good and marketable title to and ownership of the Partnership Interest, free and clear of all Encumbrances, other than any failure to have such title and ownership, and other than any Encumbrances, in each case resulting from the status of or from any

                                      3.

action or failure to act by Buyer. There are no outstanding contractual obligations of Seller to any Person with respect to the Partnership Interest.

                  (a) SHARES. Seller owns the Shares directly, free and clear of all Encumbrances and upon consummation of the purchase and sale of the Shares, Buyer will have good and marketable title to and ownership of the Shares, free and clear of all Encumbrances, other than any failure to have such title and ownership, and other than any Encumbrances, in each case resulting from the status of or from any action or failure to act by Buyer. There are no outstanding contractual obligations of Seller to any Person with respect to the Shares.

         SECTION 2.4. NO CONFLICT. Neither the execution, delivery and performance by Seller of this Agreement nor the consummation of the transactions contemplated hereby by Seller will (i) violate or conflict with any of the provisions of its articles of incorporation or by-laws, the articles of incorporation or by-laws of the General Partner, or the LP Agreement; (ii) violate or conflict with any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to Seller, the General Partner or the Partnership or (iii) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Encumbrance on the Partnership Interest or the Shares or any of the assets or properties of the Partnership or the General Partner pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to Seller, the Partnership Interest, the Shares or such assets or properties to which Seller, the General Partner or the Partnership is a party or by which Seller, the General Partner, the Partnership, the Shares, the Partnership Interest or any of such assets or properties is bound or affected.

         SECTION 2.5. CONSENTS AND APPROVALS. The execution and delivery of this Agreement by Seller do not, and the performance of this Agreement and the consummation of the transactions contemplated hereby by Seller will not, require any consent, approval, exemption, authorization or other action by, or filing with or notification to, any court, administrative agency or other governmental or regulatory authority, except for the filing of a premerger notification and report form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the AHSR ACT).

         SECTION 2.6. COMPLIANCE WITH LAW. On the Closing Date, Seller will not be in violation of any law, rule, regulation, order, judgment or decree applicable to Seller relating to or affecting Seller's ownership of the Securities or the ability of Seller to perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

         SECTION 2.7. TAX MATTERS. Seller has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. Seller relies solely on such advisors and not on any statements or representations of Buyer, the General Partner, the Partnership, or any of their agents. Seller acknowledges that it (and not Buyer, the General

                                      4.

Partner or the Partnership) shall be responsible for its own tax liability that may arise as a result of the transactions contemplated by this Agreement.

         SECTION 2.8. LITIGATION. There is no action, suit, proceeding, investigation or arbitration, before or by any Governmental Entity, pending or threatened against or affecting (i) the Partnership Interest, (ii) the Shares or (iii) the ability of Seller to perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

         SECTION 2.9. BROKER'S AND FINDER'S FEES. No investment banker, broker, finder or other intermediary has been retained by Seller or any of its Affiliates or is authorized to act on behalf of Seller who might be entitled to any fee or commission with respect hereto or to the transactions contemplated hereby. As used herein "AFFILIATE" means a Person (defined as any person, corporation or other entity) who, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For the purpose of this definition, the term "controls," is controlled by" or "is under common control with" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The government of Japan shall be deemed not to be an Affiliate of JTI.

         SECTION 2.10. NO OBLIGATIONS. As of the Closing Date, Seller has paid in full or otherwise fully satisfied all obligations and liabilities of Seller to the Partnership under the LP Agreement and to the General Partner under the JV Agreement, including any obligation to make any capital contribution, refund any excess distribution, pay any taxes, reimburse expenses or otherwise.

                                    ARTICLE 3

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer hereby represents and warrants as of the date hereof and as of the Closing Date to Seller as follows:

         SECTION 3.1. CORPORATE ORGANIZATION AND AUTHORITY. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and corporate authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby.

         SECTION 3.2. VALIDITY AND EXECUTION OF AGREEMENT. The Board of Directors and, if required, the shareholders, of Buyer have taken all action required by law, its certificate of incorporation and by-laws or otherwise to authorize the performance of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Buyer and is a legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms,

                                      5.

subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting the enforcement of creditors' rights.

         SECTION 3.3. NO CONFLICT. Neither the execution, delivery and performance by Buyer of this Agreement nor the consummation of the transactions contemplated hereby by Buyer will (i) violate or conflict with any of the provisions of its certificate of incorporation or by-laws, the articles of incorporation or by-laws of the General Partner, or the LP Agreement; (ii) violate or conflict with any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to Buyer, the General Partner or the Partnership or (iii) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Encumbrance on the Partnership Interest or the Shares or any of the assets or properties of the Partnership or the General Partner pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to Buyer, the Partnership Interest, the Shares or such assets or properties to which Buyer, the General Partner or the Partnership is a party or by which Buyer, the General Partner, the Partnership, the Shares, the Partnership Interest or any of such assets or properties is bound or affected.

         SECTION 3.4. CONSENTS AND APPROVALS. The execution and delivery of this Agreement by Buyer do not, and the performance of this Agreement and the consummation of the transactions contemplated hereby by Buyer will not, require any consent, approval, exemption, authorization or other action by, or filing with or notification to, any court, administrative agency or other governmental or regulatory authority, except for the filing of a premerger notification and report form under the HSR Act.

         SECTION 3.5. TAX MATTERS. Buyer has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. Buyer relies solely on such advisors and not on any statements or representations of Seller, the General Partner, the Partnership, or any of their agents. Buyer acknowledges that it (and not Seller, the General Partner or the Partnership) shall be responsible for its own tax liability that may arise as a result of the transactions contemplated by this Agreement.

         SECTION 3.6. BROKER'S OR FINDER'S FEES. No investment banker, broker, finder or other intermediary has been retained by Buyer or any of its Affiliates or is authorized to act on behalf of Buyer who might be entitled to any fee or commission with respect hereto or to the transactions contemplated hereby.

                                     6.

                                    ARTICLE 4

                              ADDITIONAL AGREEMENTS

         SECTION 4.1. EXPENSES. Whether or not the transactions contemplated hereby are consummated, all costs and expenses incurred in connection with this Agreement, the instruments and documents delivered hereunder and the transactions contemplated hereby will be paid by the party incurring such expense.

         SECTION 4.2. ADDITIONAL AGREEMENTS; FURTHER ACTIONS. Subject to the terms and conditions of this Agreement, Buyer and Seller each agree to use all commercially reasonable efforts to take, or cause to be taken by their respective Affiliates and otherwise, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including using all commercially reasonable efforts to obtain all necessary waivers, consents and approvals, to execute and deliver all necessary documents and instruments, to give all notices and to effect all necessary registrations and filings. If at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of Buyer and Seller shall use all commercially reasonable efforts to take such action and Buyer and Seller shall use all commercially reasonable efforts to cause the proper officers and directors of their respective Affiliates to take such action.

         SECTION 4.3. CONFIDENTIALITY; PUBLIC DISCLOSURE. Buyer and Seller each agree to maintain, and to cause their respective Affiliates to maintain, the confidentiality of any and all confidential information furnished to it in connection with the transactions contemplated by this Agreement, except with the prior written consent of the other or as may be required by any Governmental Entity.

                  (a) Buyer and Seller shall consult with each other before issuing any press release or otherwise making any public statement or making any other public (or non-confidential) disclosure (whether or not in response to an inquiry) regarding the terms of this Agreement and the transactions contemplated hereby, and neither shall issue any such press release or make any such statement or disclosure without the prior approval of the other (which approval shall not be unreasonably withheld), except as may be required by law or by obligations pursuant to any listing agreement with any national securities exchange or market or with the NASD.

         SECTION 4.4. AMENDMENTS TO AGREEMENTS. Effective immediately prior to the Closing, and without any further action being required on the part of either party hereto:

         (a) Section 7.1 of the JV Agreement shall be deemed to have been amended to permit the transfer of the Shares from Seller to Buyer as contemplated hereby;

         (b) Section 5.1 of the LP Agreement shall be deemed to have been amended to permit the transfer of the Partnership Interests from Seller to Buyer as contemplated hereby;

                                      7.

         (c) The JV Agreement shall be deemed to have been amended to permit the assignment of Sellers rights and obligations under the JV Agreement to Buyer as contemplated hereby;

         (d) Section 12.8 of the LP Agreement shall be deemed to have been amended to permit the assignment of Sellers rights and obligations under the LP Agreement to Buyer as contemplated hereby; and

         (e) Except as provided herein, the LP Agreement and the JV Agreement shall remain in full force and effect in accordance with their respective terms.


                                    ARTICLE 5

                              CONDITIONS TO CLOSING

         SECTION 5.1. CONDITIONS TO OBLIGATIONS OF BUYER. The obligation of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of all of the following conditions at or prior to Closing, any one or more of which may be waived by Buyer:

                  (a) SELLER'S WARRANTIES AND PERFORMANCE. The representations and warranties of Seller contained in this Agreement shall be true as of and on the Closing Date with the same effect as though made at the Closing Date. Seller shall have performed all obligations and complied with all conditions, covenants and other agreements required by this Agreement to be performed and complied with by Seller prior to or at the Closing. Seller shall have delivered to Buyer a certificate to the effect of the preceding two sentences duly executed by an appropriate officer of Seller.

                  (b) LEGAL PROHIBITION. On the Closing Date, there shall exist no injunction or other order issued by a court of competent jurisdiction, domestic or foreign, or any proceeding pending or threatened seeking such an injunction or order, which would prohibit or make unlawful the consummation of the transactions contemplated by this Agreement.

                  (c) HSR ACT. The waiting period (and any extension thereof) applicable to the purchase of the Securities under the HSR Act shall have been terminated or shall have expired.

                  (d) RESIGNATION OF DIRECTORS. The directors of the General Partner immediately prior to the Closing that were elected by Seller as the holder of the Series B Common Stock shall have resigned as directors of the General Partner effective as of the Closing.

         SECTION 5.2. CONDITIONS TO OBLIGATIONS OF SELLER. The obligation of Seller to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of all of the following conditions at or prior to the Closing, any one or more of which may be waived by Seller:

                                      8.

                  (a) BUYER'S WARRANTIES AND PERFORMANCE. The representations and warranties of Buyer herein contained shall be true as of and on the Closing Date with the same effect as though made at the Closing Date. Buyer shall have performed all obligations and complied with all conditions, covenants and other agreements required by this Agreement to be performed or complied with by Buyer prior to or on the Closing Date. Buyer shall have delivered to Seller a certificate to the effect of the preceding two sentences duly executed by an appropriate officer of Buyer.

                  (b) LEGAL PROHIBITION. On the Closing Date, there shall exist no injunction or other order issued by a court of competent jurisdiction, domestic or foreign, or any proceeding pending or threatened seeking such an injunction or order, which would prohibit or make unlawful the consummation of the transactions contemplated by this Agreement.

                  (c) HSR ACT. The waiting period (and any extension thereof) applicable to the purchase of the Securities under the HSR Act shall have been terminated or shall have expired.

                                    ARTICLE 6

                            TERMINATION AND REMEDIES

         SECTION 6.1. TERMINATION. This Agreement may be terminated upon written notice given at any time prior to the Closing:

                  (a) by the mutual written consent of Seller and Buyer; or

                  (b) by either Seller or Buyer, if the Closing shall not have occurred on or before the date sixty (60) days from the date hereof.

         SECTION 6.2. EFFECT OF TERMINATION. In the event of termination of this Agreement as provided in Section 6.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except (a) as set forth in Sections 4.1 and 4.3 and (b) nothing herein shall relieve either party from liability for any willful breach hereof.

                                    ARTICLE 7

                          SURVIVAL AND INDEMNIFICATION

         SECTION 7.1. SURVIVAL OF REPRESENTATIONS. The representations and warranties made by Seller in Article 2 hereof and elsewhere in this Agreement (including the certificate delivered in accordance with Section 5.1(a) hereof, insofar as such certificate relates to such representations and warranties) shall survive until the first anniversary of the Closing Date; PROVIDED, HOWEVER, that the representations and warranties made by Seller in
Section 2.3 hereof (including the certificate

                                       9.

delivered in accordance with Section 5.1(a) hereof, insofar as such certificate relates to such representations and warranties) shall survive indefinitely after the Closing Date.

                  (b) The representations and warranties made by Buyer in
Article 3 hereof and elsewhere in this Agreement (including the certificate delivered in accordance with Section 5.2(a) hereof, insofar as such certificate relates to such representations and warranties) shall survive until the first anniversary of the Closing Date.

                  (c) Anything in this Agreement to the contrary notwithstanding, no claim for indemnification with respect to the breach of any representation and warranty contained in this Agreement (or with respect to any certificate relating to such representation and warranty) may be brought, and no arbitration or litigation with respect thereto commenced, and the party making such representation and warranty shall have no obligation with respect thereto, unless written notice specifying the representation and warranty claimed to have been breached shall have been delivered to such party.

         SECTION 7.2. INDEMNIFICATION BY SELLER. Seller shall indemnify and hold Buyer, and its respective directors, officers, employees, agents, Affiliates and assigns (the "BUYER INDEMNIFIED PARTIES"), harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, costs and expenses (including, without limitation, interest, penalties, any court or administrative agency costs, and attorneys', accountants' and other consultants' fees) (hereinafter individually a "LOSS" and collectively, "LOSSES") suffered or incurred by the Buyer Indemnified Parties and arising out of or resulting from any inaccuracy in or breach or nonfulfillment of any representation, warranty, covenant or agreement by Seller contained in this Agreement.

         SECTION 7.3. INDEMNIFICATION BY BUYER. Buyer shall indemnify and hold Seller, and its respective directors, officers, employees, agents, Affiliates, and assigns (the "SELLER INDEMNIFIED PARTIES" and, together with the Buyer Indemnified Parties, the "INDEMNIFIED PARTIES"), harmless from and against any and all Losses suffered or incurred by the Seller Indemnified Parties and arising out of or resulting from any inaccuracy in or breach or nonfulfillment of any representation, warranty, covenant or agreement by Buyer contained in this Agreement.

         SECTION 7.4. CLAIMS.If a claim by a third party is made against an Indemnified Party, and if such Indemnified Party intends to seek indemnity with respect thereto under this Agreement, the Indemnified Party shall promptly (and in any case within 30 days of such claim being formally made) give the indemnifying party a written notice of such claim. The indemnifying party shall have 30 days after receipt of such notice to assume and control the defense of such claim at its expense and through counsel of its choice; PROVIDED, HOWEVER, that if the Indemnified Party or Indemnified Parties reasonably determine that a conflict of interest exists where it is advisable for such Indemnified Party or Indemnified Parties to be represented by separate counsel or that upon advice of counsel there may be legal defenses available to such Indemnified Party or Indemnified Parties which are different from or in addition to those available to the indemnifying party, then the

                                       10.

indemnifying party shall not be entitled to assume and control the defense of such claim. If the indemnifying party elects not to defend against such claim, then it shall promptly so notify the Indemnified Party and, in such event, the Indemnified Party shall thereupon again be entitled, at its option, to assume and control the defense of such claim and through counsel of its choice. In any circumstance where the Indemnified Party assumes and controls the defense of such claim, the indemnifying party shall promptly pay all attorneys', accountants' and other consultants' fees of the Indemnified Party in connection with the assumption and defense of such claim. If the indemnifying party exercises its right to undertake the defense against any such claim as provided above, the Indemnified Party shall cooperate with the indemnifying party in such defense and make available to the indemnifying party, at the indemnifying party's expense, all pertinent records, materials and information in its possession or under its control relating thereto as is reasonably requested by the indemnifying party. No claim which is being assumed and defended in good faith by the indemnifying party shall be settled by the Indemnified Party without the written consent of the indemnifying party.

                  (b) The indemnifying party shall be subrogated to any and all defenses, claims and setoffs which the Indemnified Party asserted or could have asserted against the third party making a claim. The Indemnified Party shall execute and deliver to the indemnifying party such documents as may be reasonably necessary to establish by way of subrogation the ability and right of the indemnifying party to assert such defenses, claims and setoffs.

                                    ARTICLE 8

                            MISCELLANEOUS PROVISIONS

         SECTION 8.1. NOTICES. All notices, requests, claims, demands and other communications given or made pursuant hereto shall be in writing (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by cable, by telecopy (with confirmation copy of such telecopied material delivered in person or by registered or certified mail, postage prepaid, return receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.1).

                    (i)           If to Buyer:

                                  Abgenix, Inc.
                                  7601 Dumbarton Circle
                                  Fremont, CA  94555
                                  Facsimile: (510) 608-6511
                                  Attention:  President


                                      11.

                    (ii)          If to Seller:

                                  JT America Inc.
                                  New York, NY  10152
                                  Fax: (212) 319-8993
                                  Attn:  President

                         with copies to:

                                  Japan Tobacco, Inc.
                                  JT Building
                                  2-1 Toranoman 2-chome
                                  Minato-Ku, Tokyo 105
                                  Fax:  011-81-3-5-479-0321
                                  Japan
                                  Attn: Vice President, Pharmaceutical Division

                                  Akros Pharma Inc.
                                  1400 Fashion Island Blvd.
                                  Suite 910
                                  San Mateo, CA 94404
                                  Facsimile: (650) 312-8028
                                  Attention:  President

                                  Gilbert, Segall and Young
                                  430 Park Avenue
                                  New York, New York  10022
                                  Facsimile:  (212) 644-4051
                                  Attention:  Neal N. Beaton

         SECTION 8.2. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns; PROVIDED, HOWEVER, that Seller may not assign any rights or delegate any of the obligations created under this Agreement without the prior written consent of Buyer. Nothing in this Agreement shall confer upon any person or entity not a party to this Agreement, or the legal representatives of such person or entity, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

         SECTION 8.3. TITLES AND HEADINGS. Titles and headings to Articles and Sections herein, and the Table of Contents to this Agreement, are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                                        12.

         SECTION 8.4. SEVERABILITY. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof.

         SECTION 8.5. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties with reference to the transactions set forth herein, and no representations or warranties have been made in connection with this Agreement or the transactions contemplated hereby other than those expressly set forth herein, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement.

         SECTION 8.6. WAIVERS AND AMENDMENTS. Each of Seller and Buyer may, but shall not be obligated to, by written notice to the others (a) extend the time for the performance of any of the obligations or other actions of the other; (b) waive any inaccuracies in the representations or warranties of the other contained in this Agreement; (c) waive compliance with any of the covenants of the other created under this Agreement; or (d) waive fulfillment of any of the conditions to its own obligations under this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar. This Agreement may be amended, modified or supplemented only by a written instrument executed by all parties hereto.

         SECTION 8.7. GOVERNING LAW. This Agreement shall be construed under and in accordance with, and governed in all respects by the laws of the State of California (without giving effect to principles of conflicts of law).

         SECTION 8.8. DISPUTES. The parties will attempt to resolve any dispute under this Agreement by mutual agreement, and, if required, there shall be a face-to-face meeting between the Chief Executive Officer of Buyer and the Vice President of the Pharmaceutical Division of Japan Tobacco, Inc. Any dispute under this Agreement which is not settled after such meeting shall be finally settled by binding arbitration, conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association by three (3) arbitrators appointed in accordance with said rules. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties to the arbitration. Each party shall bear its own costs and attorneys' and witness' fees; provided that the prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys' fees. A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty (30) days following the final decision of the arbitrators. Any arbitration

                                      13.

subject to this Section 8.8 shall be completed within six (6) months from the filing of notice of a request for such arbitration.

         SECTION 8.9. EXECUTION IN COUNTERPARTS; BINDING EFFECT. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original copy and all of which together shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party and delivered to the other parties.

              [Remainder of This Page is Intentionally Left Blank]








                                        14.

         IN WITNESS WHEREOF, Seller and Buyer have caused this Agreement to be executed as of the day and year first written above.

                                  ABGENIX, INC.


                                  By:   /s/ R. Scott Greer
                                        ---------------------------------------
                                        R. Scott Greer
                                        President and Chief Executive Officer


                                  JT AMERICA INC.


                                  By:   /s/ Shuji Kondo
                                        ---------------------------------------
                                        Shuji Kondo
                                        President





                                       15.

                                                                  EXECUTION COPY

                                  ABGENIX, INC.

                              OFFICER'S CERTIFICATE


         I, ______________________, ___________________ of ABGENIX, INC., a
Delaware corporation (the "Company"), DO HEREBY CERTIFY, in connection with the Limited Partnership Interest and Stock Purchase Agreement dated as of December ____, 1999 by and between JT America Inc. and the Company, that the representations and warranties of the Company contained in Article 3 are true and correct as of this date.

         IN WITNESS WHEREOF, I have signed this certificate dated as of _______ day of ____________, _____.



                                               _______________________________
                                               Name:
                                               Title:






                                          1.

                                 JT AMERICA INC.

                              OFFICER'S CERTIFICATE

         I, _________________, ______________ of JT AMERICA INC., a New York
corporation (the "Company"), DO HEREBY CERTIFY, in connection with the Limited Partnership Interest and Stock Purchase Agreement dated as of December ____, 1999 by and between Abgenix, Inc. and the Company, that the representations and warranties of the Company contained in Article 2 are true and correct as of this date.

         IN WITNESS WHEREOF, I have signed this certificate dated as of _______ day of ____________, _____.




                                               _______________________________
                                               Name:
                                               Title:






                                        2.